UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2026
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

On October 1, 2026, D-Wave Quantum Inc. (“D-Wave”) launched its gate-model quantum computing simulator beta program, marking an important milestone in D-Wave’s gate-model development roadmap.

The beta program offers select customers early access to the simulator in advance of its general availability to experiment with error-aware programming and develop quantum applications in preparation for D-Wave’s forthcoming gate-model systems. The simulator is built around D-Wave’s dual-rail superconducting gate-model technology, which is designed to harness error detection to deliver efficient quantum error correction with significantly lower hardware overhead as systems scale. Participants in the simulator beta program include commercial and research organizations: BBVA, FirstQFM, Florida Atlantic University (FAU) and the Jülich Supercomputing Centre (JSC).

According to Dr. Alan Baratz, CEO of D-Wave, quantum error correction is a defining challenge in the race to commercially useful gate-model quantum computing and, by giving leading organizations early access to D-Wave’s simulator, the Company is enabling them to explore a fundamentally more efficient approach to fault tolerance and the applications it is expected to unlock.

A foundational element of the dual-rail architecture underpinning D-Wave’s simulator was recently validated in peer-reviewed research published in Nature. The research demonstrated a fast, high-fidelity two-qubit entangling gate that preserves the architecture’s inherent error-detection advantages. Beta customers will be able to explore this differentiated approach through the simulator, accessed via D-Wave’s Leap™ quantum cloud service and Ocean™ SDK. D-Wave also plans to offer flexible development bundles that combine access to the simulator and future gate-model systems with expert guidance to streamline onboarding and support research and development. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated October 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer